Remuneration of the members of Executive Management and the Advisory Board	12 Months Ended
Sep. 30, 2021
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Remuneration of the members of Executive Management and the Advisory Board
12. Remuneration of the members of Executive Management and the Advisory Board
Executive management (CEO and CFO) has authority and responsibility for planning, directing and controlling the activities of the Group, and is considered to be key management personnel. In the financial year ended September 30, 2021, the key management personnel as defined above received short-term employee benefits as total compensation.

The total remuneration of management is shown in the following table:

	September 30,
EUR million	2021	2020	2019
Salaries and other short-term benefits	4.3	4.0	3.2
Post-employment benefits	0.0	0.9	—
Termination benefits	—	0.2	—
Share-based payments	2.7	—	—

Total	7.0	5.1	3.2

The Advisory Board monitors and advises management on all matters relating to the daily business of SSU and in particular in the exercise of rights in relation to its direct holdings. The Advisory Board currently consists of six members.
The total remuneration of the Advisory Board in the fiscal year amounted to EUR 0.3 million (2020: EUR 0.3 million; 2019: EUR 0.1 million).